UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 13, 2019

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 13, 2019, we held our Annual Meeting of Stockholders for the following purposes:

(1) To elect nominees to our Board of Directors, including John A. Brda, Gregory McCabe, Robert Lance Cook, Michael J. Graves and Alexandre Zyngier;

(2) To ratify the selection of Briggs & Veselka Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3) To approve a non-binding advisory resolution on executive compensation;

(4) To vote on an advisory basis on whether advisory votes on executive compensation should occur every one, two or three years; and

(5) To transact such other business as may properly come before the meeting.

Based on the votes received in person and by proxy, all of the above-named nominees to the Board were elected; the selection of Briggs & Veselka was ratified; the non-binding advisory resolution on executive compensation was approved; and the stockholders voted to hold advisory votes on executive compensation every three years. There were no other matters presented for action at the Annual Meeting. The exact results of the stockholder vote are as follows:

Total Votes Outstanding as of the Record Date, September 16, 2019:	73,515,792

Total Votes Present Either by Proxy or in Person:	55,498,135

Item 1:
Election of Directors

	FOR	WITHHELD
John A. Brda	30,003,669	5,451,290
Gregory McCabe	34,920,247	534,712
Robert Lance Cook	34,786,191	668,768
Michael J. Graves	32,005,200	3,449,759
Alexandre Zyngier	33,438,886	2,016,073

Additionally, there was a total of 20,043,176 broker non-votes for the election of directors.

Item 2:	Ratification of selection of Briggs & Veselka Co. as the independent registered public accounting firm for the fiscal year ending December 31, 2019

Votes for:	53,659,003
Votes against:	1,035,493
Votes abstained:	803,639

Item 3:	Approval of a non-binding advisory resolution on executive compensation

Votes for:	29,116,876
Votes against:	5,049,943
Votes abstained:	1,288,140

Additionally, there was a total of 20,043,176 broker non-votes for approval of the non-binding advisory resolution on executive compensation.

Item 4:	Vote on an advisory basis on the frequency of the advisory votes on executive compensation

One year:	7,896,789
Two years:	419,027
Three years:	26,758,869
Votes abstained:	380,274

Additionally, there was a total of 20,043,176 broker non-votes for approval of whether the advisory votes on executive compensation should occur every one, two or three years.

In light of the stockholder vote above to include advisory votes on executive compensation in our proxy materials every three years, our Board of Directors decided that future advisory votes on named executive officer compensation will be held every three years until the next stockholder advisory vote on the frequency of such votes, which in accordance with applicable regulations, will occur no later than our Annual Meeting held in 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: November 18, 2019	By: /s/ John A. Brda
John A. Brda
President

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